BILL OF SALE

Aqua Emergency, Inc. (FL) - Aqua Emergency, Inc. (NV)

This Bill of Sale ("Agreement") is made and entered into on this 30th day of September, 2025, by and between:

Transferor:
Aqua Emergency, Inc. (Florida)

Corporation organized under the laws of the State of Florida, U.S.A.

Transferee:
Aqua Emergency, Inc. (Nevada)

Corporation organized under the laws of the State of Nevada, U.S.A.

1. Transfer of Assets
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferor hereby sells, conveys, transfers, and assigns to the Transferee all of Transferor's right, title, and interest in and to the following assets ("Assets"):

- All machinery and equipment
- All componentry and raw materials
- All finished goods and inventory
- All accounts receivable as of the date of this Bill of Sale
- All prepaid assets, including but not limited to prepaid insurance, royalty fees, and prepaid production

2. Asset Valuation and Form of Payment

The total consideration for the Assets shall be $1,905,272.28 in the form of machinery, componentry, finished goods, accounts receivable, and prepaid assets, as outlined in Appendix 1 of this Bill of Sale (“Appendix 1”). The parties acknowledge and agree that the transfer of the Assets contemplated herein is being made in exchange for acquisition credits valued at $1,905,272.28, as defined in the Share Exchange Agreement between Aqua Emergency, Inc. (FL) and SENTIENT BRANDS HOLDINGS INC., dated **June 3, 2025**. In lieu thereof, and as full and sufficient consideration for the sale, assignment, and transfer of the Assets, the Transferee shall utilize the Assets in the operation of a business substantially similar to that previously conducted by the Transferor.

The Transferor shall be entitled to certain economic benefits arising from the future revenues, profits, or other financial distributions generated by the Transferee from its use and exploitation of the Assets. The Transferor expressly acknowledges and agrees that such contingent and deferred consideration constitutes good and valuable consideration for all purposes under applicable law, and hereby waives any right to demand or claim additional consideration in connection with the transfer of the Assets effected hereby.

3. Warranties and Representations

a. By the Transferor
The Transferor hereby represents and warrants to the Transferee that:

(i) it has a good and marketable title to the Assets, free and clear of all liens, encumbrances, and claims (except as otherwise disclosed);
(ii) it has full corporate power and authority to execute, deliver, and perform this Bill of Sale and to consummate the transactions contemplated hereby; and
(iii) the execution and delivery of this Bill of Sale and the transfer of the Assets do not violate any agreement, law, or obligation binding on the Transferor.

b. By the Transferee

The Transferee hereby represents and warrants to the Transferor that:
(i) it has full corporate power and authority to execute, deliver, and perform this Bill of Sale and any related agreements
(ii) it intends in good faith to use the transferred Assets in the operation of a business substantially similar to that previously operated by the Transferor;
(iii) it shall exercise commercially reasonable efforts to manage, use, and maintain the Assets in a manner consistent with prudent business practices; and
(iv) the execution and delivery of this Bill of Sale and the performance of its obligations hereunder do not and will not conflict with or violate any law, regulation, or agreement to which the Transferee is subject.

4. Governing Law

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Florida, U.S.A.

5. Further Assurances

The Transferor agrees to execute and deliver any further documents and take any further actions reasonably necessary to effectuate the transfer of the Assets to the Transferee.

6. Reference to Related Document

This Bill of Sale is executed in connection with, and is subject to the terms and conditions of the Share Exchange Agreement between Aqua Emergency, Inc. (FL) and SNBH dated June 3, 2025.

IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of the date first written above.

TRANSFEREE:
Aqua Emergency, Inc. (NV)
By: Brandon Jones
Name: Brandon Jones
Title: President & CEO

Financial Controller
By: Jeanene Morgan
Name: Jeanene Morgan
Title: Independent Fin. Controller

TRANSFEROR:
Aqua Emergency, Inc. (FL)
By: Jennifer Brooks
Name: Jennifer Brooks
Title: Managing Partner

Sentient Brands Holdings, Inc.
By: George Furlan
Name: George Furlan
Title: CEO

Appendix 1

Asset Valuation of **Aqua Emergency, Inc.** (FL), and subsidiaries, to be transferred to **Aqua Emergency, Inc.** (NV), a subsidiary of **SENTIENT BRANDS HOLDINGS, INC.**

Item name	Type	Price	Stock	Notes	Overhead	AC Credit Value
Prepaid expenses (Corp.)	Prepaid Expenses	$17,296.62	1		$2,594.49	$27,847.56
Accounts Receivable - AE	Receivables	$301,360.39	1		$45,204.06	$485,190.23
Finished Goods Inventory	Finished Goods	$92,623.65	1		$13,893.55	$149,124.08
American Red Cross License	IP & Licenses	$2,500.00	1		$375.00	$4,025.00
Prepaid expenses (Partners)	Prepaid Expenses	$55,332.56	1		$8,299.88	$89,085.42
Technology, IP & License	IP & Licenses	$1,150,000.00				$1,150,000.00

Prepaid Expenses & Expenses Prepaid by Partners

	June 1st, 2025	August 15th, 2025
Can Art	$12,800.66	$- 0
Prepaid Salaries	$- 0	$7,084.00
Closing Costs	$66,236.78	$- 0
Computer Hardware	$- 0	$- 0
Digital Assets	$17,704.09	$- 0
Formation	$1,521.45	$- 0
Prepaid Insurance	$471.73	$- 0
Prepaid Shipping	$- 0	$9,830.29
Registration Fee	$- 0	$1,283.98
	$98,734.71	$18,198.27

Item name	Type	Price	June 1st, 2025	August 15th, 2025	Total
Prepaid expenses (Corp.)	Prepaid Expenses	$17,296.62	$9,649.29	$18,198.27	$27,847.56
Accounts Receivable - AE	Receivables	$301,360.39	$268,822.83	$216,367.40	$485,190.23
Finished Goods Inventory	Finished Goods	$92,623.65	$120,634.08	$28,490.00	$149,124.08
American Red Cross License	IP & Licenses	$2,500.00	$4,025.00	$- 0	$4,025.00
Prepaid expenses (Partners)	Prepaid Expenses	$55,332.56	$89,085.42	$- 0	$89,085.42
Technology, IP & License	IP & Licenses	$1,150,000.00	$1,150,000.00	$- 0	$1,150,000.00
				$263,055.67	$1,905,272.29
			$1,642,216.62		

Financial Controller

By: Jeanene Morgan
Name: Jeanene Morgan
Title: Independent Fin. Controller

Sentient Brands Holdings, Inc

By: George Furlan
Name: George Furlan
Title: CEO

Aqua Emergency, Inc. (NV)

By: Brandon Jones
Name: Brandon Jones
Title: President & CEO

Aqua Emergency, Inc. (FL)

By: Jennifer Brooks
Name: Jennifer Brooks
Title: Managing Partner